Exhibit 4.1

Execution Version

CHENIERE ENERGY PARTNERS, L.P.

as Partnership,

and

any Subsidiary Guarantors party hereto

and

THE BANK OF NEW YORK MELLON,

as Trustee

FIFTH SUPPLEMENTAL INDENTURE

Dated as of March 11, 2021

to

Indenture dated as of September 18, 2017

4.000% Senior Notes due 2031

i

THIS FIFTH SUPPLEMENTAL INDENTURE dated as of March 11, 2021 (this “Fifth Supplemental Indenture”), is among Cheniere Energy Partners, L.P., a Delaware limited partnership, as issuer (the “Partnership”), Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, LLC, Sabine Pass LNG, L.P., Sabine Pass Tug Services, LLC, Cheniere Creole Trail Pipeline, L.P. and Cheniere Pipeline GP Interests, LLC, as subsidiary guarantors (the “Subsidiary Guarantors”), and The Bank of New York Mellon, a national banking association, as trustee (the “Trustee”).

RECITALS:

WHEREAS, the Partnership and the Subsidiary Guarantors have executed and delivered to the Trustee an Indenture, dated as of September 18, 2017 (the “Base Indenture” and as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture, the Third Supplemental Indenture and this Fifth Supplemental Indenture, the “Indenture”), providing for the issuance by the Partnership from time to time of its notes to be issued in one or more series unlimited as to principal amount, including the issuance of the Initial Notes (as defined below);

WHEREAS, the Partnership has duly authorized and desires to cause to be established pursuant to the Base Indenture and this Fifth Supplemental Indenture a new series of notes;

WHEREAS, Sections 2.01 and 2.04 of the Base Indenture permit the execution of indentures supplemental thereto to establish the form and terms of notes of any series;

WHEREAS, pursuant to Section 9.01 of the Base Indenture, the Partnership has requested and hereby requests that the Trustee join in the execution of this Fifth Supplemental Indenture to establish the form and terms of the Notes (as defined below) and the Trustee is authorized to execute and deliver this Fifth Supplemental Indenture;

WHEREAS, all things necessary have been done to make the Notes, when executed by the Partnership and authenticated and delivered hereunder and under the Base Indenture and duly issued by the Partnership, the valid obligations of the Partnership and the Subsidiary Guarantors, and to make this Fifth Supplemental Indenture a valid agreement of the Partnership and the Subsidiary Guarantors enforceable in accordance with its terms.

NOW, THEREFORE, in consideration of the premises, agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

RELATION TO BASE INDENTURE; DEFINITIONS

Section 1.1 Relation to Base Indenture.

With respect to the Notes (as defined below), this Fifth Supplemental Indenture constitutes an integral part of the Base Indenture.

Section 1.2 Generally.

The rules of interpretation set forth in the Base Indenture shall be applied hereto as if set forth in full herein.

Section 1.3 Definition of Certain Terms

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Base Indenture.

ARTICLE II

AMENDMENTS TO THE BASE INDENTURE

Section 2.1 Amendments to the Base Indenture

(a) Section 2.04 of the Base Indenture is hereby amended and restated as follows:

Section 2.04 Execution, Authentication, Delivery and Dating. At least one Officer of the Partnership (or, in the case the Partnership is a limited partnership, the General Partner, acting on behalf of the Partnership) shall sign the Notes on behalf of the Partnership by manual, “pdf” or other electronically imaged signature.

If an Officer of the Partnership (or, in the case the Partnership is a limited partnership, the General Partner, acting on behalf of the Partnership) whose signature is on a Note no longer holds that office at the time the Note is authenticated, the Note shall be valid nevertheless.

A Note shall not be entitled to any benefit under this Indenture or the related Guarantees or be valid or obligatory for any purpose until authenticated by the manual, “pdf” or other electronically imaged signature of an authorized signatory of the Trustee, which signature shall be conclusive evidence that the Note has been authenticated under this Indenture. Notwithstanding the foregoing, if any Note has been authenticated and delivered hereunder but never issued and sold by the Partnership, and the Partnership delivers such Note to the Trustee for cancellation as provided in Section 2.13, together with a written statement (which need not comply with Section 12.05 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Partnership, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture or the related Guarantees.

At any time and from time to time after the execution and delivery of this Indenture, the Partnership may deliver Notes of any series executed by the Partnership and each Subsidiary Guarantor to the Trustee for authentication, and the Trustee shall authenticate and deliver such Notes for original issue upon a Partnership Order for the authentication (an “Authentication Order”) and delivery of such Notes or pursuant to such procedures acceptable to the Trustee as may be specified from time to time by Partnership Order. Such order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated, the name or names of the initial Holder or Holders and any other terms of the Notes of such series not otherwise determined. If provided for in such procedures, such Partnership Order may authorize (1) authentication and delivery of Notes of such series for original issue from time to time, with certain terms (including, without limitation, the Maturity date or dates, original issue date or dates and interest rate or rates) that differ from Note to Note and (2) may authorize authentication and delivery pursuant to oral or electronic instructions from the Partnership or its duly authorized agent, which instructions shall be promptly confirmed in writing.

If the form or terms of the Notes of the series have been established in or pursuant to one or more Board Resolutions as permitted by Section 2.01, in authenticating such Notes, and accepting the additional responsibilities under this Indenture in relation to such Notes, the Trustee shall be entitled to receive (in addition to the Partnership Order referred to above and the other documents required by Section 12.04), and (subject to Section 7.01) shall be fully protected in relying upon:

(a) an Officer’s Certificate setting forth the Board Resolution and, if applicable, an appropriate record of any action taken pursuant thereto, as contemplated by the last paragraph of Section 2.01; and

(b) an Opinion of Counsel to the effect that:

(1) the form of such Notes has been established in conformity with the provisions of this Indenture;

(2) the terms of such Notes have been established in conformity with the provisions of this Indenture; and

(3) that, when authenticated and delivered by the Trustee and issued by the Partnership in the manner and subject to any conditions specified in such Opinion of Counsel, such Notes and the related Guarantees will constitute valid and binding obligations of the Partnership and the Subsidiary Guarantors, respectively, enforceable against the Partnership and the Subsidiary Guarantors, respectively, in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws in effect from time to time affecting the rights of creditors generally, and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

If all the Notes of any series are not to be issued at one time, it shall not be necessary to deliver an Officer’s Certificate and Opinion of Counsel at the time of issuance of each such Note, but such Officer’s Certificate and Opinion of Counsel shall be delivered at or before the time of issuance of the first Note of the series to be issued.

The Trustee shall not be required to authenticate such Notes if the issuance of such Notes pursuant to this Indenture would affect the Trustee’s own rights, duties or immunities under the Notes and this Indenture or otherwise in a manner not reasonably acceptable to the Trustee.

The Trustee may appoint an authenticating agent acceptable to the Partnership to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Partnership, any Subsidiary Guarantor or an Affiliate of the Partnership or any Subsidiary Guarantor.

Each Note shall be dated the date of its authentication.

(b) Section 10.02 of the Base Indenture is hereby amended and restated as follows:

Section 10.02 Execution and Delivery of Guarantee. As evidence of the Guarantee set forth in Section 10.01, each of the Subsidiary Guarantors shall hereby execute this Indenture, a Supplemental Indenture in the form of Exhibit A creating a new series of Notes or a Supplemental Indenture in the form of Exhibit C adding a new Subsidiary Guarantor, by either manual, “pdf” or other electronically imaged signature of an Officer of the Partnership (or, in the case the Partnership is a limited partnership, the General Partner, acting on behalf of the Partnership) or the Subsidiary Guarantor. If any Officer of the Partnership (or, in the case the Partnership is a limited partnership, the General Partner, acting on behalf of the Partnership) or the Subsidiary Guarantor, whose signature is on this Indenture or a Supplemental Indenture no longer holds that office at the time the Trustee authenticates the applicable Note or at any time thereafter, the Guarantee of such Note shall be valid nevertheless. The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of the Subsidiary Guarantors. The Trustee hereby accepts the trusts in this Indenture upon the terms and conditions herein set forth.

ARTICLE III

GENERAL TERMS OF THE NOTES

Section 3.1 Form.

The Notes and the Trustee’s certificates of authentication included therein shall be substantially in the form set forth on Exhibit A-1 or Exhibit A-2 to this Fifth Supplemental Indenture, which are hereby incorporated into this Fifth Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Fifth Supplemental Indenture and to the extent applicable, the Partnership, the Subsidiary Guarantors and the Trustee, by their execution and delivery of this Fifth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

The Notes shall be issued upon original issuance in whole in the form of one or more Global Notes. Each Global Note shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions.

The Partnership initially appoints The Depository Trust Company to act as Depositary with respect to the Global Notes.

Section 3.2 Title, Amount and Payment of Principal and Interest.

(a)

The Notes shall be entitled the “4.000% Senior Notes due 2031”. The Trustee shall authenticate and deliver (i) the Notes for original issue on the date hereof (the “Initial Notes”) in the aggregate principal amount of $1,500,000,000, and (ii) additional Notes (the “Additional Notes”) for original issue from time to time after the date hereof in such principal amounts as may be specified in a Partnership Order described in this paragraph, which will be part of the same series as the Initial Notes and which will have the same terms (except for the issue date, issue price and, in some cases, the initial interest accrual date and the first Interest Payment Date), in each case upon a Partnership Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.04 of the Base Indenture (as amended by Section 2.1(a) hereof). Such order shall specify the amount of the Notes to be authenticated, the date on which the original issue of Notes is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of Notes that may be outstanding at any time may not exceed $1,500,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Indenture). The Initial Notes and any Additional Notes issued and authenticated pursuant to clause (ii) of this paragraph shall constitute a single series of notes for all purposes under the Indenture (collectively, the “Notes”).

(b)

The principal amount of each Note shall be payable on March 1, 2031. Each Note shall bear interest from the date of original issuance, or the most recent date to which interest has been paid, at the fixed rate of 4.000% per annum. The dates on which interest on the Notes shall be payable shall be March 1 and September 1 of each year, commencing September 1, 2021 (the “Interest Payment Dates”). The regular record date for interest payable on the Notes on any Interest Payment Date shall be February 15 and August 15, as the case may be, next preceding such Interest Payment Date.

(c)

Payments of principal of, premium, if any, and interest due on the Notes representing Global Notes on any Interest Payment Date or at maturity will be made available to the Trustee by 10:00 a.m., New York City time, on such date, unless such date falls on a day which is not a Business Day, in which case such payments will be made available to the Trustee by 10:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.

Section 3.3 Transfer and Exchange.

The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.08 of the Base Indenture and the rules and procedures of the Depositary therefor, which shall include restrictions on transfer comparable to those set forth therein and herein to the extent required by the Securities Act of 1933, as amended.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1 Ratification of Base Indenture.

The Base Indenture, as supplemented by this Fifth Supplemental Indenture, is in all respects ratified and confirmed, and this Fifth Supplemental Indenture shall be deemed part of the Base Indenture in the manner and to the extent herein and therein provided.

Section 4.2 Trustee Not Responsible for Recitals.

The recitals contained herein and in the Notes, except with respect to the Trustee’s certificates of authentication, shall be taken as the statements of the Partnership, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity, adequacy or sufficiency of this Fifth Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Partnership of the Notes or of the proceeds thereof.

Section 4.3 Table of Contents, Headings, etc.

The table of contents and headings of the Articles and Sections of this Fifth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

Section 4.4 Counterpart Originals.

This Fifth Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument. The exchange of copies of this Fifth Supplemental Indenture and of signature pages that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Trustee, shall constitute effective execution and delivery of this Fifth Supplemental Indenture for all purposes. Signatures of the parties hereto that are executed by manual signatures that are scanned, photocopied or faxed or by other electronic signing created on an electronic platform (such as DocuSign) or by digital signing (such as Adobe Sign), in each case that is approved by the Trustee, shall be deemed to be their original signatures for all purposes of this Fifth Supplemental Indenture as to the parties hereto and may be used in lieu of the original.

Anything in this Fifth Supplemental Indenture to the contrary notwithstanding, for the purposes of the transactions contemplated by this Fifth Supplemental Indenture and any document to be signed in connection with the Indentures or this Fifth Supplemental Indenture (including amendments, waivers, consents and other modifications, Officer’s Certificates, Partnership Orders and Opinions of Counsel and other issuance, authentication and delivery documents) or the transactions contemplated hereby may be signed by manual signatures that are scanned, photocopied or faxed or other electronic signatures created on an electronic platform (such as DocuSign) or by digital signature (such as Adobe Sign), in each case that is approved by the Trustee, and contract formations on electronic platforms approved by the Trustee, and the keeping of records in electronic form, are hereby authorized, and each shall be of the same legal effect, validity or enforceability as a manually executed signature in ink or the use of a paper-based recordkeeping system, as the case may be.

Section 4.5 Governing Law.

THIS FIFTH SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.6 Trust Indenture Act Controls.

Upon registration of the Notes in accordance with the Registration Rights Agreement, if any provision of the Supplemental Indenture limits, qualifies, or conflicts with another provision that is required to be included in the Indenture by the TIA, the required provision shall control.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Supplemental Indenture to be duly executed as of the day and year first above written.

CHENIERE ENERGY PARTNERS, L.P.
By its general partner, CHENIERE ENERGY PARTNERS GP, LLC

By:	/s/ Zach Davis
Name: Zach Davis
Title: Senior Vice President and Chief Financial Officer

CHENIERE ENERGY INVESTMENTS, LLC

By:	/s/ Zach Davis
Name: Zach Davis
Title: President and Chief Financial Officer

SABINE PASS LNG-GP, LLC

By:	/s/ Zach Davis
Name: Zach Davis
Title: Chief Financial Officer

SABINE PASS LNG, L.P.
By its general partner, SABINE PASS LNG-GP, LLC

By:	/s/ Zach Davis
Name: Zach Davis
Title: Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

SABINE PASS TUG SERVICES, LLC

By:	/s/ Zach Davis
Name: Zach Davis
Title: Chief Financial Officer

CHENIERE PIPELINE GP INTERESTS, LLC

By:	/s/ Zach Davis
Name: Zach Davis
Title: President and Chief Financial Officer

CHENIERE CREOLE TRAIL PIPELINE, L.P.

By:	/s/ Zach Davis
Name: Zach Davis
Title: Chief Financial Officer

[Signature Page to Fifth Supplemental Indenture]

THE BANK OF NEW YORK MELLON, as Trustee

By:	/s/ Esther Antoine
Name: Esther Antoine
Title: Vice President

[Signature Page to Fifth Supplemental Indenture]

EXHIBIT A-1

FORM OF NOTE

[FACE OF NOTE]

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture] [Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]

No.	$

CUSIP: 16411QAH4

ISIN: US16411QAH48

CHENIERE ENERGY PARTNERS, L.P.

4.000% SENIOR NOTES DUE 2031

CHENIERE ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co.* or its registered assigns, the principal sum of [ ] U.S. dollars ($[ ]), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Note]*, on March 1, 2031 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.000% payable on March 1 and September 1 of each year, to the person in whose name the Note is registered at the close of business on the record date for such interest, which shall be the preceding February 15 and August 15, respectively, payable commencing on September 1, 2021, with interest accruing from March 11, 2021, or the most recent date to which interest shall have been paid.

*	To be included in a Global Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Note are an integral part of the terms of this Note and by acceptance hereof the Holder of this Note agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

This Note is issued in respect of a series of Notes of an initial aggregate principal amount of $1,500,000,000 designated as the 4.000% Senior Notes due 2031 of the Partnership (the “4.000% Series Notes”) and is governed by the Indenture dated as of September 18, 2017 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, the subsidiary

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guarantors party thereto and The Bank of New York Mellon, as trustee (the “Trustee”) as supplemented by the Fifth Supplemental Indenture dated as of March 11, 2021, duly executed by the Partnership, the Subsidiary Guarantors party thereto and the Trustee (the “Fifth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”). The terms of the Indenture are incorporated herein by reference. “Subsidiary Guarantors” as used herein shall mean Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, LLC, Sabine Pass LNG, L.P., Sabine Pass Tug Services, LLC, Cheniere Creole Trail Pipeline, L.P. and Cheniere Pipeline GP Interests, LLC. This Note shall in all respects be entitled to the same benefits as Definitive Notes under the Indenture.

Upon registration of the Notes in accordance with the applicable registration rights agreement, if and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Note shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by its sole General Partner.

Dated: March 11, 2021

CHENIERE ENERGY PARTNERS, L.P.

By its general partner, CHENIERE ENERGY PARTNERS GP, LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

CHENIERE ENERGY PARTNERS, L.P.

4.000% SENIOR NOTES DUE 2031

This Note is one of a duly authorized series of the 4.000% Series Notes hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership and the Holders of the 4.000% Series Notes.

1.	Interest.

The Partnership promises to pay interest in cash on the principal amount of this Note at the rate of 4.000% per annum until maturity and shall pay the Additional Interest, if any, payable pursuant to Section 6 of the Registration Rights Agreement referred to below.

The Partnership will pay interest and Additional Interest, if any, semi-annually in arrears on March 1 and September 1 of each year, or if such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), commencing September 1, 2021. Interest on the 4.000% Series Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Notes, from March 11, 2021. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

2.	Method of Payment.

The Partnership shall pay interest on the 4.000% Series Notes (except Defaulted Interest) and Additional Interest, if any, to the persons who are the registered Holders at the close of business on February 15 and August 15 immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such 4.000% Series Notes may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest and Additional Interest, if any, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Note (including principal, premium, if any, interest and Additional Interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of 4.000% Series Notes in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose, which initially will be at the office of the Paying Agent and Registrar, or, at the option of the Partnership, payment of interest or Additional Interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the

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option of the Holder, payment of interest on 4.000% Series Notes in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Note to a Paying Agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.	Indenture.

This Note is one of a duly authorized issue of Notes of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the 4.000% Series Notes include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the Fifth Supplemental Indenture. The 4.000% Series Notes are subject to all such terms (including the Guarantees set forth in Article X of the Base Indenture), and Holders of 4.000% Series Notes are referred to the Base Indenture, the Fifth Supplemental Indenture and the TIA for a statement of them. The 4.000% Series Notes are limited to an initial aggregate principal amount of $1,500,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Fifth Supplemental Indenture.

5.	Redemption.

At any time prior to March 1, 2024, the Partnership may on any one or more occasions redeem up to 35% of the aggregate principal amount of the 4.000% Series Notes, upon not less than 10 nor more than 60 days’ notice, at a redemption price of 104.000% of the principal amount of the 4.000% Series Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date), with the proceeds of one or more Equity Offerings; provided that:

(1)

at least 65% of the aggregate principal amount of the 4.000% Series Notes issued on the Issue Date (excluding 4.000% Series Notes held by the Partnership and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

(2)	the redemption occurs within 120 days of the date of the closing of such Equity Offering.

At any time prior to March 1, 2026, the Partnership may on any one or more occasions redeem all or a part of the 4.000% Series Notes, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of 4.000% Series Notes redeemed, plus the Applicable Premium as of, and accrued and unpaid interest, if any, to but excluding, the redemption date, subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date.

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Except pursuant to the preceding two paragraphs, the 4.000% Series Notes will not be redeemable at the Partnership’s option prior to March 1, 2026. The Partnership is not prohibited, however, from acquiring the 4.000% Series Notes in market transactions by means other than a redemption, whether pursuant to a tender offer or otherwise.

On or after March 1, 2026, the Partnership may on any one or more occasions redeem all or a part of the 4.000% Series Notes upon not less than 10 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the 4.000% Series Notes redeemed, to but excluding the applicable redemption date, if redeemed during the 12-month period beginning on March 1 of the years indicated below (subject to the rights of Holders on the relevant record date to receive interest on the relevant Interest Payment Date):

Year	Percentage
2026	102.000%
2027	101.333%
2028	100.667%
2029 and thereafter	100.000%

4.000% Series Notes called for redemption become due on the redemption date. Notices of redemption will be mailed, or delivered electronically if the 4.000% Series Notes are held at DTC, at least 10 but not more than 60 days before the redemption date to each Holder of the 4.000% Series Notes to be redeemed at its registered address. The notice of redemption for the 4.000% Series Notes will state, among other things, the amount of 4.000% Series Notes to be redeemed, the redemption date, the method of calculating the redemption price and each place that payment will be made upon presentation and surrender of 4.000% Series Notes to be redeemed. Unless we default in payment of the redemption price, interest will cease to accrue on any 4.000% Series Notes that have been called for redemption on the redemption date.

In addition, any redemption pursuant to this paragraph 5 may, at the Partnership’s discretion, be subject to one or more conditions precedent. If such redemption is subject to the satisfaction of one or more conditions precedent, the related notice shall describe each such condition, and if applicable, shall state that, in the Partnership’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied or waived (including to a date later than 60 days after the date on which such notice was mailed or delivered electronically), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the redemption date, or by the redemption date as so delayed, or such notice may be rescinded at any time in the Partnership’s discretion if in the good faith judgment of the Partnership any or all of such conditions will not be satisfied or waived.

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For purposes of determining the redemption price, the following definitions are applicable:

“Applicable Premium” means, with respect to any note on any redemption date, the greater of:

(1)	1.0% of the principal amount of such note; or

(2)	the excess of:

(a)

the present value at such redemption date of (i) the redemption price of such 4.000% Series Notes at March 1, 2026 (such redemption prices being set forth in the tables appearing above) plus (ii) all required remaining scheduled interest payments due on such note through March 1, 2026 (in each case excluding accrued but unpaid interest to but excluding the redemption date), computed using a discount rate equal to the Treasury Yield as of such redemption date plus 50 basis points; over

(b)	the principal amount of the note.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the 4.000% Series Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 4.000% Series Notes to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for such 4.000% Series Notes, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.

“Comparable Treasury Price” means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means J.P. Morgan Securities LLC and its successors or, if such firm is not willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Partnership.

“Reference Treasury Dealer” means each J.P. Morgan Securities LLC and four additional primary U.S. government securities dealers (each, a “Primary Treasury Dealer”) selected by the Partnership; provided, however, that if such firm or any such successor, as the case may be, shall cease to be a primary U.S. government securities dealer, the Partnership will substitute therefor another Primary Treasury Dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the 4.000% Series Notes, an average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the 4.000% Series Notes to be redeemed (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Yield” means, with respect to any redemption date, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; or (b) if the release (or any successor release) is not published during the week preceding the calculation date or does not contain these yields, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

6.	Repurchase of Notes at the Option of the Holders upon Change of Control Triggering Event and Asset Sale Triggering Event

Upon the occurrence of a Change of Control Triggering Event, each Holder shall have the right, subject to certain conditions specified in the Indenture, to require the Partnership to repurchase all or any part of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, on the Notes repurchased to, but excluding, the date of purchase (subject to the right of the Holders of record on the relevant record date to receive interest, if any, due on the relevant Interest Payment Date), as provided in, and subject to the terms of, the Indenture. In accordance with Section 4.09 of the Indenture, the Partnership will be required to offer to purchase Notes upon the occurrence of certain Asset Sale Triggering Events.

7.	Denominations; Transfer; Exchange.

The 4.000% Series Notes are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. A Holder may register the transfer of, or exchange, 4.000% Series Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8.	Person Deemed Owners.

The registered Holder of a Note may be treated as the owner of it for all purposes.

9.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Debt Securities of each series affected. Without consent of any Holder of a Note, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder

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of a Note. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any 4.000% Series Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other 4.000% Series Notes.

10.	Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes.

In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of March 11, 2021, between the Partnership and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Partnership, the Subsidiary Guarantors, if any, and the other parties thereto, relating to rights given by the Partnership and the Subsidiary Guarantors, if any, to the purchasers of any Additional Notes (collectively, the “Registration Rights Agreement”). By such Holders’ acceptance of Restricted Global Notes or Restricted Definitive Notes, such Holder acknowledges and agrees to the provisions of the Registration Rights Agreement, including without limitation the obligations of the Holders with respect to indemnification of the Partnership and the Subsidiary Guarantors to the extent provided therein

11.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the 4.000% Series Notes, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the 4.000% Series Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 33 1/3% in aggregate principal amount of the 4.000% Series Notes then outstanding may declare the principal amount of all the 4.000% Series Notes, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding 4.000% Series Notes, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the 4.000% Series Notes, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of 4.000% Series Notes may not enforce the Indenture or the 4.000% Series Notes except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the 4.000% Series Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the 4.000% Series Notes then outstanding may direct the Trustee in its exercise of any trust or power.

12.	Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Partnership or its Affiliates, and may otherwise deal with the Partnership or its Affiliates as if it were not the Trustee.

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13.	Authentication.

This Note shall not be valid until the certificate of authentication on the other side of this Note is authenticated by the manual, “pdf” or other electronically imaged signature of the Trustee.

14.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

15.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the 4.000% Series Notes as a convenience to the Holders of the 4.000% Series Notes. No representation is made as to the accuracy of such number as printed on the 4.000% Series Notes and reliance may be placed only on the other identification numbers printed hereon.

16.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

17.	No Recourse.

No director, officer, employee, limited partner or shareholder, as such, of the Partnership or the General Partner shall have any personal liability in respect of the obligations of the Partnership under the 4.000% Series Notes, the Indenture or any Guarantee by reason of his, her or its status. Each Holder by accepting the 4.000% Series Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the 4.000% Series Notes.

18.	Governing Law.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -

(Cust.)

TEN ENT - as tenants by entireties	Custodian for:

(Minor)

JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of

(State)

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Partnership, with full power of substitution in the premises.

Dated	Registered Holder

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Partnership pursuant to Section 4.08 or Section 4.09 of the Indenture, check the appropriate box below:

☐ Section 4.08	☐ Section 4.09
[Change of Control]	[Asset Sale]

If you want to elect to have only part of the Note purchased by the Partnership pursuant to Section 4.08 or 4.09 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

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SCHEDULE OF INCREASES OR DECREASES

IN GLOBAL NOTE*

The following increases or decreases in this Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

*	To be included in a Global Note.

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EXHIBIT A-2

FORM OF NOTE

[FACE OF NOTE]

[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture] [Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture] [Insert the Regulation S Temporary Global Note Legend, if applicable pursuant to the provisions of the Indenture]

No.	$

CUSIP: U16353AD3

ISIN: USU16353AD31

CHENIERE ENERGY PARTNERS, L.P.

4.000% SENIOR NOTES DUE 2031

CHENIERE ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Partnership,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co.* or its registered assigns, the principal sum of [ ] U.S. dollars ($[ ]), [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Note]*, on March 1, 2031 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest thereon at an annual rate of 4.000% payable on March 1 and September 1 of each year, to the person in whose name the Note is registered at the close of business on the record date for such interest, which shall be the preceding February 15 and August 15, respectively, payable commencing on September 1, 2021, with interest accruing from March 11, 2021, or the most recent date to which interest shall have been paid.

*	To be included in a Global Note.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

The statements in the legends set forth in this Note are an integral part of the terms of this Note and by acceptance hereof the Holder of this Note agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.

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This Note is issued in respect of a series of Notes of an initial aggregate principal amount of $1,500,000,000 designated as the 4.000% Senior Notes due 2031 of the Partnership (the “4.000% Series Notes”) and is governed by the Indenture dated as of September 18, 2017 (the “Base Indenture”), duly executed and delivered by the Partnership, as issuer, the subsidiary guarantors party thereto and The Bank of New York Mellon, as trustee (the “Trustee”) as supplemented by the Fifth Supplemental Indenture dated as of March 11, 2021, duly executed by the Partnership, the Subsidiary Guarantors party thereto and the Trustee (the “Fifth Supplemental Indenture”, and together with the Base Indenture, the “Indenture”). The terms of the Indenture are incorporated herein by reference. “Subsidiary Guarantors” as used herein shall mean Cheniere Energy Investments, LLC, Sabine Pass LNG-GP, LLC, Sabine Pass LNG, L.P., Sabine Pass Tug Services, LLC, Cheniere Creole Trail Pipeline, L.P. and Cheniere Pipeline GP Interests, LLC. This Note shall in all respects be entitled to the same benefits as Definitive Notes under the Indenture.

Upon registration of the Notes in accordance with the applicable registration rights agreement, if and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.

This Note shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed by its sole General Partner.

Dated: March 11, 2021

CHENIERE ENERGY PARTNERS, L.P.

By its general partner, CHENIERE ENERGY PARTNERS GP, LLC

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:

This is one of the Debt Securities of the series designated therein referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK MELLON, as Trustee

By:
Authorized Signatory

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[REVERSE OF NOTE]

CHENIERE ENERGY PARTNERS, L.P.

4.000% SENIOR NOTES DUE 2031

This Note is one of a duly authorized series of the 4.000% Series Notes hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Partnership and the Holders of the 4.000% Series Notes.

1.	Interest.

The Partnership promises to pay interest in cash on the principal amount of this Note at the rate of 4.000% per annum until maturity and shall pay the Additional Interest, if any, payable pursuant to Section 6 of the Registration Rights Agreement referred to below.

The Partnership will pay interest and Additional Interest, if any, semi-annually in arrears on March 1 and September 1 of each year, or if such day is not a Business Day, on the next succeeding Business Day (each an “Interest Payment Date”), commencing September 1, 2021. Interest on the 4.000% Series Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Notes, from March 11, 2021. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Partnership shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.

Until this Regulation S Temporary Global Note is exchanged for one or more Regulation S Permanent Global Note, the Holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Note shall in all other respects be entitled to the same benefits as other Notes under the Indenture.

2.	Method of Payment.

The Partnership shall pay interest on the 4.000% Series Notes (except Defaulted Interest) and Additional Interest, if any, to the persons who are the registered Holders at the close of business on February 15 and August 15 immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such 4.000% Series Notes may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Partnership shall pay principal, premium, if any, and interest and Additional Interest, if any, in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Note (including principal, premium, if any, interest and Additional Interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of

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4.000% Series Notes in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Partnership maintained for such purpose, which initially will be at the office of the Paying Agent and Registrar, or, at the option of the Partnership, payment of interest or Additional Interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the register of Holders maintained by the Registrar or at the option of the Holder, payment of interest on 4.000% Series Notes in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the Paying Agent. The Holder must surrender this Note to a Paying Agent to collect payment of principal.

3.	Paying Agent and Registrar.

Initially, The Bank of New York Mellon will act as Paying Agent and Registrar. The Partnership may change any Paying Agent or Registrar at any time upon notice to the Trustee and the Holders. The Partnership may act as Paying Agent.

4.	Indenture.

This Note is one of a duly authorized issue of Notes of the Partnership issued and to be issued in one or more series under the Indenture.

Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the 4.000% Series Notes include those stated in the Base Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Base Indenture, and those terms stated in the Fifth Supplemental Indenture. The 4.000% Series Notes are subject to all such terms (including the Guarantees set forth in Article X of the Base Indenture), and Holders of 4.000% Series Notes are referred to the Base Indenture, the Fifth Supplemental Indenture and the TIA for a statement of them. The 4.000% Series Notes are limited to an initial aggregate principal amount of $1,500,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Fifth Supplemental Indenture.

5.	Redemption.

At any time prior to March 1, 2024, the Partnership may on any one or more occasions redeem up to 35% of the aggregate principal amount of the 4.000% Series Notes, upon not less than 10 nor more than 60 days’ notice, at a redemption price of 104.000% of the principal amount of the 4.000% Series Notes redeemed, plus accrued and unpaid interest, if any, to but excluding the redemption date (subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date), with the proceeds of one or more Equity Offerings; provided that:

(3)

at least 65% of the aggregate principal amount of the 4.000% Series Notes issued on the Issue Date (excluding 4.000% Series Notes held by the Partnership and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and

(4)	the redemption occurs within 120 days of the date of the closing of such Equity Offering.

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At any time prior to March 1, 2026, the Partnership may on any one or more occasions redeem all or a part of the 4.000% Series Notes, upon not less than 10 nor more than 60 days’ prior notice, at a redemption price equal to 100% of the principal amount of 4.000% Series Notes redeemed, plus the Applicable Premium as of, and accrued and unpaid interest, if any, to but excluding, the redemption date, subject to the rights of Holders on the relevant record date to receive interest due on the relevant Interest Payment Date.

Except pursuant to the preceding two paragraphs, the 4.000% Series Notes will not be redeemable at the Partnership’s option prior to March 1, 2026. The Partnership is not prohibited, however, from acquiring the 4.000% Series Notes in market transactions by means other than a redemption, whether pursuant to a tender offer or otherwise.

On or after March 1, 2026, the Partnership may on any one or more occasions redeem all or a part of the 4.000% Series Notes upon not less than 10 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the 4.000% Series Notes redeemed, to but excluding the applicable redemption date, if redeemed during the 12-month period beginning on March 1 of the years indicated below (subject to the rights of Holders on the relevant record date to receive interest on the relevant Interest Payment Date):

Year	Percentage
2026	102.000%
2027	101.333%
2028	100.667%
2029 and thereafter	100.000%

4.000% Series Notes called for redemption become due on the redemption date. Notices of redemption will be mailed, or delivered electronically if the 4.000% Series Notes are held at DTC, at least 10 but not more than 60 days before the redemption date to each Holder of the 4.000% Series Notes to be redeemed at its registered address. The notice of redemption for the 4.000% Series Notes will state, among other things, the amount of 4.000% Series Notes to be redeemed, the redemption date, the method of calculating the redemption price and each place that payment will be made upon presentation and surrender of 4.000% Series Notes to be redeemed. Unless we default in payment of the redemption price, interest will cease to accrue on any 4.000% Series Notes that have been called for redemption on the redemption date.

In addition, any redemption pursuant to this paragraph 5 may, at the Partnership’s discretion, be subject to one or more conditions precedent. If such redemption is subject to the satisfaction of one or more conditions precedent, the related notice shall describe each such condition, and if applicable, shall state that, in the Partnership’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied or waived (including to a date later than 60 days after the date on which such notice was mailed or delivered electronically), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the redemption date, or by the redemption date as so delayed, or such notice may be rescinded at any time in the Partnership’s discretion if in the good faith judgment of the Partnership any or all of such conditions will not be satisfied or waived.

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For purposes of determining the redemption price, the following definitions are applicable:

“Applicable Premium” means, with respect to any note on any redemption date, the greater of:

(3)	1.0% of the principal amount of such note; or

(4)	the excess of:

(a)

the present value at such redemption date of (i) the redemption price of such 4.000% Series Notes at March 1, 2026 (such redemption prices being set forth in the tables appearing above) plus (ii) all required remaining scheduled interest payments due on such note through March 1, 2026 (in each case excluding accrued but unpaid interest to but excluding the redemption date), computed using a discount rate equal to the Treasury Yield as of such redemption date plus 50 basis points; over

(b)	the principal amount of the note.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the 4.000% Series Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the 4.000% Series Notes to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for such 4.000% Series Notes, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.

“Comparable Treasury Price” means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations, the average of all such quotations.

“Independent Investment Banker” means J.P. Morgan Securities LLC and its successors or, if such firm is not willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Partnership.

“Reference Treasury Dealer” means each J.P. Morgan Securities LLC and four additional primary U.S. government securities dealers (each, a “Primary Treasury Dealer”) selected by the Partnership; provided, however, that if such firm or any such successor, as the case may be, shall cease to be a primary U.S. government securities dealer, the Partnership will substitute therefor another Primary Treasury Dealer.

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“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date for the 4.000% Series Notes, an average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the 4.000% Series Notes to be redeemed (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such redemption date.

“Treasury Yield” means, with respect to any redemption date, (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue; or (b) if the release (or any successor release) is not published during the week preceding the calculation date or does not contain these yields, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third business day immediately preceding such redemption date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for such redemption date.

6.	Repurchase of Notes at the Option of the Holders upon Change of Control Triggering Event and Asset Sale Triggering Event

Upon the occurrence of a Change of Control Triggering Event, each Holder shall have the right, subject to certain conditions specified in the Indenture, to require the Partnership to repurchase all or any part of such Holder’s Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, on the Notes repurchased to, but excluding, the date of purchase (subject to the right of the Holders of record on the relevant record date to receive interest, if any, due on the relevant Interest Payment Date), as provided in, and subject to the terms of, the Indenture. In accordance with Section 4.09 of the Indenture, the Partnership will be required to offer to purchase Notes upon the occurrence of certain Asset Sale Triggering Events.

7.	Denominations; Transfer; Exchange.

The 4.000% Series Notes are to be issued in registered form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. A Holder may register the transfer of, or exchange, 4.000% Series Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.

8.	Person Deemed Owners.

The registered Holder of a Note may be treated as the owner of it for all purposes.

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9.	Amendment; Supplement; Waiver.

Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the outstanding Debt Securities of each series affected. Without consent of any Holder of a Note, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Note. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any 4.000% Series Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other 4.000% Series Notes.

10.	Additional Rights of Holders of Restricted Global Notes and Restricted Definitive Notes.

In addition to the rights provided to Holders of Notes under the Indenture, Holders of Restricted Global Notes and Restricted Definitive Notes will have all the rights set forth in the Registration Rights Agreement dated as of March 11, 2021, between the Partnership and the other parties named on the signature pages thereof or, in the case of Additional Notes, Holders of Restricted Global Notes and Restricted Definitive Notes will have the rights set forth in one or more registration rights agreements, if any, among the Partnership, the Subsidiary Guarantors, if any, and the other parties thereto, relating to rights given by the Partnership and the Subsidiary Guarantors, if any, to the purchasers of any Additional Notes (collectively, the “Registration Rights Agreement”). By such Holders’ acceptance of Restricted Global Notes or Restricted Definitive Notes, such Holder acknowledges and agrees to the provisions of the Registration Rights Agreement, including without limitation the obligations of the Holders with respect to indemnification of the Partnership and the Subsidiary Guarantors to the extent provided therein.

11.	Defaults and Remedies.

Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the 4.000% Series Notes, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the 4.000% Series Notes occurs and is continuing, then in every such case the Trustee or the Holders of not less than 33 1/3% in aggregate principal amount of the 4.000% Series Notes then outstanding may declare the principal amount of all the 4.000% Series Notes, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the outstanding 4.000% Series Notes, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the 4.000% Series Notes, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of 4.000% Series Notes may not enforce the Indenture or the 4.000% Series Notes except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the 4.000% Series Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the 4.000% Series Notes then outstanding may direct the Trustee in its exercise of any trust or power.

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This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by Article 2 of the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.

12.	Trustee Dealings with Partnership.

The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Partnership or its Affiliates, and may otherwise deal with the Partnership or its Affiliates as if it were not the Trustee.

13.	Authentication.

This Note shall not be valid until the certificate of authentication on the other side of this Note is authenticated by the manual, “pdf” or other electronically imaged signature of the Trustee.

14.	Abbreviations and Defined Terms.

Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).

15.	CUSIP Numbers.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Partnership has caused CUSIP numbers to be printed on the 4.000% Series Notes as a convenience to the Holders of the 4.000% Series Notes. No representation is made as to the accuracy of such number as printed on the 4.000% Series Notes and reliance may be placed only on the other identification numbers printed hereon.

16.	Absolute Obligation.

No reference herein to the Indenture and no provision of this Note or the Indenture shall alter or impair the obligation of the Partnership, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

17.	No Recourse.

No director, officer, employee, limited partner or shareholder, as such, of the Partnership or the General Partner shall have any personal liability in respect of the obligations of the Partnership under the 4.000% Series Notes, the Indenture or any Guarantee by reason of his, her or its status. Each Holder by accepting the 4.000% Series Notes waives and releases all such liability. The waiver and release are part of the consideration for issuance of the 4.000% Series Notes.

18.	Governing Law.

This Note shall be construed in accordance with and governed by the laws of the State of New York.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common	UNIF GIFT MIN ACT -

(Cust.)

TEN ENT - as tenants by entireties	Custodian for:

(Minor)

JT TEN - as joint tenants with right of survivorship and not as tenants in common	Under Uniform Gifts to Minors Act of

(State)

ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee:

the within Note and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Note on the books of the Partnership, with full power of substitution in the premises.

Dated	Registered Holder

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OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Note purchased by the Partnership pursuant to Section 4.08 or Section 4.09 of the Indenture, check the appropriate box below:

☐ Section 4.08	☐ Section 4.09
[Change of Control]	[Asset Sale]

If you want to elect to have only part of the Note purchased by the Partnership pursuant to Section 4.08 or 4.09 of the Indenture, state the amount you elect to have purchased:

$

Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee)

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SCHEDULE OF INCREASES OR DECREASES

IN THE REGULATION S TEMPORARY GLOBAL NOTE*

The following increases or decreases in this Regulation S Temporary Global Note have been made:

Date of Exchange	Amount of Decrease in Principal Amount of this Global Note	Amount of Increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of Trustee or Depositary

* To be included in a Global Note.

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